[MFS Investment Management Logo]

[Graphic of a man and woman conversing in front of a window]

MFS[RegTM] Municipal Income Trust

Semiannual Report
April 30, 1997

[End Graphic]

Dear Shareholders:
For the six months ended April 30, 1997, shares of the Trust provided a total return of 3.78% based on its New York Stock Exchange price. Over the same period the Lehman Brothers Municipal Bond Index, an unmanaged index of investment-grade, fixed-rate municipal bonds, provided a total return of 2.01%, and the Lehman Brothers High Yield Municipal Bond Index, an unmanaged index of fixed-rate, below-investment-grade municipal bonds, provided a total return of 1.86%. The net asset value of the Trust declined from $8.58 to $8.31 over the period, providing a total return of 0.51%. The Trust's return assumes the reinvestment of distributions. Additionally, the Trust primarily invests in lower-quality municipal issues rated "Baa" or below or those that are unrated. These lower-rated securities have high coupon rates relative to the market and generally are less price sensitive in a volatile interest-rate environment; hence, they provide less price fluctuation during these periods (although investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions).

Economic Environment
After more than six years of expansion, the U.S. economy is experiencing another year of growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Also, gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. Some of that strength was seen in the first quarter, when the U.S. economy grew at an annualized rate of 5.6% (based on preliminary estimates), a pace that would be inflationary in the unlikely event that it were to continue. The ongoing tightness in the labor market could also add some inflationary pressures to the economy. At the same time, there is some reason for caution as a result of the continuing high level of consumer debt and rising personal bankruptcies. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, with the strength of the first quarter moderating as we move through the balance of the year.

Bond Markets
In the bond markets, conflicting signals over the strength of the economy have also created near-term volatility, and the Federal Reserve Board has begun taking measured steps to control inflation by raising short-term interest rates. Although we do not expect a repeat of the rapid growth in the first quarter, we would expect the Fed to raise interest rates at least one more time in reaction to the economic momentum that was built up during the period. While inflationary forces largely remained in check in 1996, the continued strength in the labor market suggests that a pickup in inflation is still possible. At the same time, the U.S. budget deficit continues to decline and, as a percentage of gross domestic product, is now approaching 1%, which we consider a positive development for the bond markets. Although interest rates may remain volatile over the coming months, we believe that, at current levels, fixed-income markets remain equitably valued.

Portfolio Performance and Strategy
After the 1996 election, investors rebuffed any further rumors of a flat tax and once again began to support the municipal market through investments in mutual funds as well as individual municipal bonds. The credit problems that plagued the market in the past in places such as Orange County, California and Miami, Florida were resolved and faded from the front pages of the newspapers. Revenue growth on both the state and local levels, combined with strong fiscal management, also renewed investor confidence in the municipal market.

Because of investor worries about inflation, higher-yielding, higher-coupon bonds have been in great demand, thereby causing spread, or yield differentials, to narrow relative to investment-grade bonds.

We will continue to watch this spread relationship and avoid situations in which we do not believe we are being adequately compensated for any added risk resulting from the narrowing spreads. Our corporate-backed bonds in the airline industry have done very well due to strong earnings and increased passenger load, while many other corporate-backed issues have provided strong debt-service coverage and increased value due to the economic expansion. However, we feel we are late in the expansion cycle and that profits for many corporations have peaked. We will closely monitor these holdings for signs of weakness in the months ahead. Single-family mortgage-revenue bonds have held up very well against the bond markets' volatility. Because of the zigzagging of interest rates, mortgage prepayments have been low, keeping the risk of calls, or early redemptions, down as well.

The Trust's portfolio structure is consistent with its investment objective of providing a high level of current tax-exempt income through generally lower-rated or unrated securities. The Trust's monthly distribution of $0.055 per share has remained stable for the past six months. Increased bond call activity, lack of investment opportunities consistent with the Trust's objective, and a falling interest-rate environment could put pressure on the distribution in the months ahead.

Our efforts remain focused on research and preservation of high current tax-exempt income. We continue to monitor our holdings closely and to seek out new investment opportunities. Diversification of credit risk and of factors that might affect liquidity remain important components of the Trust's overall strategy.

We appreciate your support and welcome any questions or comments you may have.


Respectfully,


[Signature of A. Keith Brodkin]


A. Keith Brodkin
Chairman and President


[Signature of Cynthia M. Brown]


Cynthia M. Brown
Portfolio Manager


May 14, 1997

                            ----------------------

In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust hereby gives notice that it may from time to time repurchase shares of the Trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

  Performance Summary

  (For the six months ended April 30, 1997)

  Net Asset Value Per Share
  October 31, 1996                  $8.58
  April 30, 1997                    $8.31

  New York Stock Exchange Price
  October 31, 1996                  $9.38
  April 29, 1997 (high)*            $9.50
  April 18, 1997 (low)*             $9.25
  April 30, 1997                    $9.38

  *For the period November 1, 1996, through April 30, 1997.



Investment Objective and Policy

The investment objective of MFS[RegTM] Municipal Income Trust is to provide high current income exempt from federal income taxes.

The Trust seeks to achieve its objective by investing primarily in medium-and lower-quality municipal bonds and notes. The Trust may also enter into futures contracts and purchase securities on a "when-issued" basis.

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified, management investment company and has no employees.

New York Stock Exchange Symbol

The New York Stock Exchange symbol is MFM.

Number of Shareholders

As of April 30, 1997, our records indicate that there are 7,157 registered shareholders and approximately 16,600 shareholders owning Trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the Trust, please write or call:

        State Street Bank and Trust Company
        P.O. Box 8200
        Boston, MA 02266-8200
        1-800-637-2304


Dividend Reinvestment and
Cash Purchase Plan

The Trust offers a Dividend Reinvestment and Cash Purchase Plan which allows you to reinvest either all of the distributions or only the long-term capital gains paid by the Trust. Unless the shares are trading at a premium (exceeding net asset value), purchases are made at the market price. Otherwise, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares of the Trust. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the Trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions, if any. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the Plan or to receive a brochure providing a complete description of the Plan, please contact the Plan agent at the address and telephone number located on the back cover of this report. Please have available the name of the Trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

Portfolio of Investments (Unaudited) -- April 30, 1997
Municipal Bonds -- 96.8%

                                                                                           Principal Amount
Issuer                                                                                      (000 Omitted)       Value
General Obligation -- 2.7%
Arapahoe County, CO, Water & Sanitation District, 9.25s, 2013  ...........................      $   300      $   310,830
Cook County, IL (Markham), 9s, 2012 ......................................................        1,295        1,372,830
Jefferson County, OH, 7.125s, 2019  ......................................................        1,000        1,047,020
New York, NY, 5.75s, 2017  ...............................................................        4,000        3,804,320
New York, NY, 6.125s, 2025 ...............................................................        2,000        1,959,340
                                                                                                             ------------
                                                                                                             $ 8,494,340
                                                                                                             ------------
State and Local Appropriation
Troy, NY, Certificates of Participation, Recreational Facilities Rev., 9.75s,                   $ 1,060      $   106,000
 2010**[dbldag]+                                                                                             ------------

Airlines -- 4.5%
Atlanta, GA, Special Purpose Facilities Rev. (Delta Airlines), 7.9s, 2018  ...............      $ 2,100      $ 2,251,557
Cleveland, OH, Airport Special Facilities Rev. (Continental Airlines), 9s, 2019  .........        3,150        3,404,835
Hillsborough County, FL, Aviation Authority Rev. (USAir), 8.6s, 2022 .....................          650          718,490
Kenton County, KY, Airport Board Special Facilities (Delta Airlines), 7.5s, 2020 .........        1,000        1,069,700
Tulsa, OK, Municipal Airport Trust Rev. (American Airlines), 7.375s, 2020  ...............        3,400        3,614,438
Tulsa, OK, Municipal Airport Trust Rev. (American Airlines), 7.6s, 2030 ..................        3,000        3,213,990
                                                                                                             ------------
                                                                                                             $14,273,010
                                                                                                             ------------
Airport and Port Revenue -- 0.5%
Denver, CO, City & County Airport Rev., 8.75s, 2023   ....................................      $ 1,500      $ 1,751,475
                                                                                                             ------------
Electric and Gas Utility Revenue -- 4.4%
Midland, MI, Environmental Development Authority, Pollution Control Rev. (Midland
Cogeneration), 9.5s,
 2009    .................................................................................      $ 1,500      $ 1,628,700
Montana Board of Investment Resources Recovery Rev. (Yellowstone Energy), 7s, 2019  ......        3,000        2,826,690
Ohio Water Development, Pollution Control Rev. (Cleveland Electric), 8s, 2023 ............        2,500        2,703,875
Pittsylvania County, VA, Industrial Development Authority Rev., 7.5s, 2014 ...............        2,000        2,091,220
Port of Corpus Christi, TX, (Valero Energy), 10.25s, 2017   ..............................        4,000        4,137,280
Southern California Public Power Authority, Transmission Project Rev., RIBS, 7.812s,                650          669,441
  2012[dbldag][dbldag]                                                                                      ------------

                                                                                                             $14,057,206
                                                                                                             ------------
Health Care Revenue -- 24.1%
Arkansas Development Finance Authority, Economic Development Rev. (Southwest Homes), 11s,       $ 1,400      $ 1,456,588
  2018
Bell County, TX, Health Facilities Development (Advanced Living Tech), 7.25s, 2001  ......          205          197,538
Bell County, TX, Health Facilities Development (Advanced Living Tech), 7.75s, 2006  ......          300          281,451
Bell County, TX, Health Facilities Development (Advanced Living Tech), 8.125s, 2016 ......        1,085          990,204
Bell County, TX, Health Facilities Development (Advanced Living Tech), 8.5s, 2026   ......        2,405        2,176,212
Bell County, TX, Health Facilities Development (Kings Daughters Hospital), 9.25s, 2008 ...          775          839,650
Booneville, MO, Health Facilities Rev. (Gericare), 11s, 2017   ...........................        1,900        1,969,274
Boston, MA, Industrial Development Finance Authority Rev. (Stonehedge Convalescent
Center), 10.75s,
 2019    .................................................................................          790          842,717
Brevard County, FL, Health Facilities Authority Rev. (Wuesthoff Memorial/Friendly                 2,320        2,394,611
  Village), 9.25s, 2012
Broward County, FL, Industrial Development Authority (Beverly Enterprises), 9.8s, 2010 ...        2,480        2,729,066
Cambria County, PA, Industrial Development Authority (Beverly Enterprises), 10s, 2012  ...          760          943,996
Cheneyville, LA, Westside Habilitation Center, 8.375s, 2013 ..............................        2,500        2,534,875
Chester County, PA, Industrial Development Authority (RHA/PA Nursing Home), 10.125s, 2019           967          937,990
Colorado Health Retirement Facilities (Liberty Heights), 0s, 2024 ........................       10,000        1,572,300
Connecticut Health & Educational Facilities (Johnson Evergreen), 8.5s, 2014   ............          650          700,986
Daphne, AL, Special Care Facilities Financing Authority (Westminster Village), 8.25s,               500          433,740
  2026*+
District of Columbia, Hospital Rev. (Hospital for Sick Children), 8.875s, 2021   .........          480          509,434

                                                                                           Principal Amount
Issuer                                                                                      (000 Omitted)       Value
Health Care Revenue -- continued
Fairfax, Fauquier & Loudoun Counties, VA, Health Center Commission, Nursing Home Rev.,          $ 1,895      $ 1,982,303
  9s, 2020
Gadsden County, FL, Industrial Development Authority (RHA/FLA Properties), 10.45s, 2018           2,555        2,632,698
Greenville County, SC, Hospital Facility Rev. (Chestnut Hill), 10.375s, 2016  ............        2,845        2,884,119
Hobbs County, NM, Health Facilities Rev. (Nemecal Associates), 9.625s, 2014   ............          915          963,037
Lee County, FL, Industrial Development Authority (Beverly Enterprises), 10s, 2010   ......        1,995        2,217,163
Louisiana Public Facilities Authority (Chateau Riviere), 10.25s, 2016   ..................        3,295        3,396,091
Louisiana Public Facilities Authority, (Southwest Medical Center), 11s, 2006  ............        4,114        1,366,024
Massachusetts Health & Education Facilities Authority (Fairview Extended Care Facility),          1,500        1,702,095
  10.25s, 2021
Massachusetts Industrial Finance Agency (Martha's Vineyard Long-Term Care Facility),              1,700        1,154,300
  9.25s, 2022[dbldag]
Massachusetts Industrial Finance Agency (Needham/Hamilton House), 11s, 2010   ............          800          819,416
Monongalia County, WV, Health Facilities Rev. (Beverly Enterprises), 10s, 2007   .........        1,035        1,121,122
Montgomery County, PA, Higher Education & Health Authority Rev. (AHF / Montgomery),               2,480        2,622,823
  10.5s, 2020
New Jersey Economic Development Authority (Courthouse Convalescent Center), 8.7s, 2014 ...          650          683,384
New Jersey Economic Development Authority (Geriatric & Medical Services), 9.625s, 2004 ...          175          194,875
New Jersey Economic Development Authority (Geriatric & Medical Services), 9.625s, 2022 ...          675          744,552
New Jersey Economic Development Authority (Greenwood Health Care), 9.75s, 2011   .........        1,440        1,491,912
New Jersey Economic Development Authority (Wanaque Convalescent Center), 8.6s, 2011 ......        1,000        1,029,980
New Jersey Health Care Facilities Financing (Cherry Hill), 8s, 2027  .....................        1,000          991,690
North Carolina Medical Care Commission, Hospital Rev. (Valdese General Hospital), 8.75s,          1,425        1,591,839
  2016
Okaloosa County, FL, Retirement Rental Housing Rev. (Beverly Enterprises), 10.75s, 2003           1,325        1,383,088
Orange County, FL, Industrial Development Rev. (Friendly Village), 9.25s, 2012   .........        1,805        1,862,634
Osceola County, FL, Industrial Development Rev., Community Pooled Loan, 7.75s, 2017 ......        1,300        1,333,631
Philadelphia, PA, Industrial Development Authority, 10.25s, 2018  ........................        2,340        2,390,661
Philadelphia, PA, Industrial Development Authority, 10.25s, 2018  ........................        1,950        2,002,045
Reedley, CA, Certificates of Participation (Mennonite Home), 7.5s, 2026 ..................        3,000        2,974,800
Rochester, MN, Health Care Facilities Rev. (Mayo Medical Foundation), FIRS, 7.81s,                1,000        1,008,170
  2021[sec]
San Francisco, CA, City & County (Coventry Park), 8.5s, 2026   ...........................        2,000        2,002,620
Santa Fe, NM, Industrial Development Rev. (Casa Real Nursing Home), 9.75s, 2013  .........        1,145        1,221,658
Seminole County, FL, Industrial Development Authority (Friendly Village), 10s, 2011 ......        1,755        1,800,683
St. Charles County, MO, Industrial Development Authority (Garden View Care Center), 10s,          2,255        2,288,216
  2016
St. Petersburg, FL, Health Facilities Rev. (Swanholm Nursing), 10s, 2022   ...............          790          892,724
Suffolk County, NY, Industrial Development Agency (APPLE), 9.75s, 2015  ..................        1,350        1,147,500
Washington County, FL, Industrial Development Authority (Washington County), 10s, 2016 ...        1,110        1,110,055
Waterford Township, MI, Economic Development Rev. (Canterbury Health Care), 8.375s, 2023          1,500        1,554,645
Wilkinsburg, PA, Municipal Authority Health, Monroeville Christian, 8.25s, 2027  .........        1,000          991,810
                                                                                                             -------------
                                                                                                             $77,064,995
                                                                                                             -------------
Industrial Revenue (Corporate Guarantee) -- 16.1%
Courtland, AL, Industrial Development Board, Solid Waste Disposal Rev. (Champion
International), 6.375s,
 2029 ....................................................................................      $ 2,000       $1,985,300
Dayton, OH, Special Facilities Rev. (Emery Air Freight), 12.5s, 2009 .....................        1,000        1,112,250
Eastern Band of Cherokee Indian Community, NC (Carolina Mirror), 10.25s, 2009+** .........        6,540        6,533,068
Eastern Band of Cherokee Indian Community, NC (Carolina Mirror), 11s, 2012+** ............          650          649,304
Hardeman County, TN (Correctional Facilities Corp.), 7.75s, 2017  ........................        2,220        2,214,028
Hernando County, FL, Water & Sewer Rev. (Florida Crushed Stone), 8.5s, 2014   ............        3,600        3,985,452
Hodge Village , LA, Utilities Rev. (Stone Container), 9s, 2010 ...........................        7,585        8,068,999
Lawrenceburg, TN, Industrial Development Board (Tridon, Inc.), 9.625s, 2006   ............        1,500        1,606,080
Massachusetts Industrial Finance Agency, Solid Waste Disposal Rev. (Molten Metal
Technology), 8.25s,
 2014 ....................................................................................        3,000        3,215,520
Mesa County, CO, (Joy Technologies), 8.5s, 2006 ..........................................          650          720,746

                                                                                           Principal Amount
Issuer                                                                                      (000 Omitted)       Value
Industrial Revenue (Corporate Guarantee) -- continued
New Hampshire Business Authority, Sewer & Solid Waste Disposal, (Crown Paper), 7.875s,          $ 1,550      $ 1,641,078
  2026
New Jersey Economic Development Authority, (Holt Hauling & Warehousing), 8.4s, 2015 ......        1,000        1,045,110
New Jersey Economic Development Authority, (Holt Hauling & Warehousing), 8.6s, 2017 ......        1,000        1,047,590
Ohio Solid Waste Rev. (Republic Engineered Steels), 8.25s, 2014   ........................        3,000        2,916,630
Ohio Solid Waste Rev. (Republic Engineered Steels), 9s, 2021   ...........................        3,000        3,004,620
Philadelphia, PA, Industrial Development Authority Rev., 7.75s, 2017 .....................        3,255        3,445,125
Port of New Orleans, LA, 8.25s, 2004   ...................................................          900        1,018,539
Port of New Orleans, LA, (Avondale Industries), 8.5s, 2014  ..............................        1,650        1,895,619
Riverdale, IL, Enviromental Improvement Rev. (Acme Metals), 7.9s, 2024  ..................        1,000        1,043,500
St. Augustine, FL, Airport Authority (Grumman Repair Facility), 11s, 2004  ...............        2,575        2,656,318
Walton, GA, Industrial Development Rev. (Ultima Rubber Products), 10s, 2010   ............        1,765        1,869,735
                                                                                                             -------------
                                                                                                             $51,674,611
                                                                                                             -------------
Insured Health Care Revenue -- 1.4%
Clermont County, OH, Hospital Facilities Rev (Mercy Health Systems), AMBAC, 9.443s,             $   500          559,255
  2021[dbldag][dbldag]
Desert Hospital District, CA, Insured Hospital Rev., Certificates of Participation
(Desert Hospital), 8.754s,
 2020[dbldag][dbldag]   ..................................................................        1,500        1,573,170
North Central, TX, Health Facilities Development Corp. (Presbytarian Hospital), MBIA,             1,500        1,741,695
  9.345s, 2021[dbldag][dbldag]
Salt Lake City, UT, Hospital Rev (Intermountain Health Care Hospitals), AMBAC, 9.261s,              650          725,257
  2020[dbldag][dbldag]                                                                                       -------------

                                                                                                              $4,599,377
                                                                                                             -------------
Multi-Family Housing Revenue -- 4.4%
Austin, TX, Housing Finance Authority (Woodland Heights Apartments), 10s, 2027   .........      $ 1,000        1,001,000
Colorado Housing Finance Authority, 9s, 2025 .............................................          865          872,379
Dade County, FL, Housing Finance Agency, Multi-Family Housing (Blackstone), 8.375s, 2002+         5,467        5,601,850
Dade County, FL, Housing Finance Agency, Multi-Family Housing (Silverblue), 8.375s, 2002+         3,983        4,081,107
Dallas, TX, Housing Finance Corp., 8.5s, 2011   ..........................................        1,315        1,351,149
Florida Multi-Family Housing Finance Agency Rev (Center Court Apartments), 8.5s, 2018  ...        1,150        1,165,100
Memphis, TN, Health, Education & Housing Facilities Board (Wesley Highland Terrace),                100           85,000
  12.75s, 2015                                                                                               -------------

                                                                                                             $14,157,585
                                                                                                             -------------
Refunded -- 16.8%
Arapahoe County, CO, Water & Sanitation District, 9.25s, 1998  ...........................      $ 1,700      $ 1,843,769
Grand Junction, CO (Lincoln Park Osteopathic Hospital), 10.5s, 1998  .....................        1,250        1,344,400
Hannibal, MO, Industrial Development Authority (Hannibal Regional Healthcare), 9.5s,              1,500        1,833,150
  2001+
Illinois Development Finance Authority, Retirement Housing (Regency Park), ETM, 0s, 2025         26,000        3,819,140
Maine Health & Higher Education Facilities Authority, (d'Youville Pavillion), 10s, 1997           7,490        7,963,143
Maine Health & Higher Education Facilities Authority (St. Mary's General Hospital),               1,000        1,099,730
  8.625s, 2099
Massachusetts Industrial Finance Agency, Tunnel Rev. (Massachusetts Turnpike), 9s, 2000           3,810        4,371,784
Mississippi Hospital Equipment & Facilities Authority Rev. (Rush Medical Foundation),             1,000        1,125,420
  8.75s, 2001
New Lenox, IL, Community Park Development Authority, 8.25s, 2004  ........................        2,000        2,391,400
Prince William County, VA, Industrial Development Authority, Residential Care,
(Westminster at Lake Ridge),
 10s, 2002  ..............................................................................        1,500        1,828,230
Russellville, AR, Industrial Development Rev. (Charles Meyers), 10s, 2009  ...............        5,195        5,840,998
Telluride, CO, Real Estate Transfer Assessment Rev., 11.5s, 2012  ........................        2,475        3,818,727
Texas Turnpike Authority, (Houston Ship Channel Bridge), 12.625s, 2020  ..................       10,565       14,319,590
Washington Public Power Supply System, (Nuclear #1), 14.375s, 2001   .....................        1,825        2,222,376
                                                                                                             -------------
                                                                                                             $53,821,857
                                                                                                             -------------

                                                                                         Principal Amount
Issuer                                                                                    (000 Omitted)       Value
Sales and Excise Tax Revenue -- 0.7%
Chicago, IL, Tax Increment Rev., (Ryan Garfield), 10.125s, 2007 ........................      $ 1,600      $ 1,653,696
Denver, CO, Urban Renewal Tax Increment (Downtown Denver), 8.5s, 2013 ..................          475          473,300
                                                                                                           -------------
                                                                                                           $ 2,126,996
                                                                                                           -------------
Single Family Housing Revenue -- 9.4%
Austin, TX, Housing Finance Authority, 0s, 2016  .......................................      $25,480      $ 2,889,687
Berkeley, Brookes & Fayette Counties, WV, Single Family Mortgage Rev., MBIA, 0s, 2016          14,000        1,729,840
Bexar County, TX, Housing Finance Authority, 0s, 2015  .................................       26,300        3,707,774
Cook County, IL, Single Family Housing Rev., 0s, 2015  .................................        1,060          144,065
Corpus Christi, TX, Housing Finance Corp., MBIA, 0s, 2011 ..............................        3,000          747,660
Dallas, TX, Housing Finance Corp., Single Family Mortgage Rev., MBIA, 0s, 2016 .........       13,890        1,770,975
Denver, CO, Single Family Mortgage Rev., 0s, 2015   ....................................        4,215          489,741
Duval County, FL, Housing Finance Authority, 0s, 2015  .................................       23,815        3,069,753
Florida Housing Finance Agency Rev. (South Lake Apartments), 0s, 2012 ..................          630          131,985
Georgia Housing & Finance Authority Rev., Capital Appreciation Homeownership Mortgage,         20,000        1,649,000
  0s, 2031
Harris County, TX, Housing Finance Corp., 9.625s, 2003 .................................          945          948,052
Harris County, TX, Housing Finance Corp., 9.875s, 2014 .................................          590          591,894
Jackson County, MO, 0s, 2016   .........................................................        3,505          405,003
Nebraska Investment Finance Authority, Single Family Mortgage Rev., 6.25s, 2021   ......        2,000        2,001,660
Nebraska Investment Finance Authority, Single Family Mortgage Rev., 0s, 2015   .........       41,425        7,064,619
Nevada Housing Division, Single Family Mortgage Rev., 0s, 2015  ........................          780          126,471
Ohio Housing Finance Agency, Single Family Mortgage Rev., GNMA, RIBS, 9.567s,                     850          919,164
  2031[dbldag][dbldag]
Reno County, KS, Single Family Mortgage Rev., 0s, 2014 .................................        2,825          395,980
Saline County, KS, 0s, 2014 ............................................................        1,250          182,500
Utah Housing Finance Agency, Residential Mortgage Rev., 9s, 2019   .....................           30           31,029
Wisconsin Housing & Economic Development Authority, Home Ownership Rev., RIBS, 10.006s,           885          955,048
                                                                                                           -------------
  2022[dbldag][dbldag]
                                                                                                           $29,951,900
                                                                                                           -------------
Solid Waste Revenue -- 3.2%
Charleston County, SC, Resource Recovery Rev. (Foster Wheeler), 9.25s, 2010 ............      $ 1,750        1,846,933
Michigan Strategic Fund Ltd., Obligation Rev. (Blue Water Fiber), 8s, 2012**   .........        1,000          670,000
Pennsylvania Economic Development Finance Authority, Recycling Rev., 9.25s, 2022  ......        5,000        4,265,950
Port Walla Walla, WA, Solid Waste Recycling Rev. (Ponderosa Fibres), 9.125s, 2026 ......        4,000        3,509,200
                                                                                                           -------------
                                                                                                           $10,292,083
                                                                                                           -------------
Student Loan Revenue -- 0.7%
Arizona Student Loan Acquisition Authority, "C", 7.625s, 2010   ........................      $   750          823,170
Pennsylvania Higher Education Assistance Agency, AMBAC, 8.27s, 2022[dbldag][dbldag]  ...        1,300        1,279,564
                                                                                                           -------------
                                                                                                           $ 2,102,734
                                                                                                           -------------
Toll Road and Transit -- 2.7%
Arapahoe County, CO, Capital Improvement (Highway Rev.), 0s, 2015  .....................      $ 1,000          283,780
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road Rev., 0s, 2006   ......        2,300        1,306,009
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road Rev., 0s, 2011   ......        6,600        2,571,030
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road Rev., 0s, 2019   ......       10,000        2,537,800
Telluride, CO, Real Estate Transfer Assessment Rev., 11.5s, 2012   .....................          425          501,249
Telluride, CO, Real Estate Transfer Assessment Rev., 9s, 2016   ........................          995          966,941
West Virginia Parkways, Economic Development & Tourism Authority, FGIC, RIBS, 7.555s,             600          576,504
  2019[dbldag][dbldag]                                                                                     -------------

                                                                                                           $ 8,743,313
                                                                                                           -------------

                                                                                           Principal Amount
Issuer                                                                                      (000 Omitted)       Value
Universities -- 1.5%
Islip, NY, Community Development Agency Rev. (New York Institute of Technology), 7.5s,          $ 2,500      $  2,560,425
  2026
Massachusetts Industrial Finance Agency (Emerson College), 8.9s, 2018   ..................        2,000         2,186,680
                                                                                                             -------------
                                                                                                             $  4,747,105
                                                                                                             -------------
Other -- 3.7%
Colorado Postsecondary Educational Facility (Colorado Ocean Journey), 8.3s, 2017 .........      $ 1,500      $  1,529,655
Dade County, FL, Special Obligation Rev., AMBAC, 0s, 2032   ..............................       15,080         1,613,409
Danville, VA, Industrial Development Rev. (Piedmont Mall), 8s, 2017  .....................        5,795         5,786,018
District of Columbia, Hospital Rev. (National Public Radio), 7.7s, 2023 ..................        2,500         2,592,750
St. Louis County, MO, Industrial Development Authority (Keil Center Arena), 7.875s, 2024            300           320,997
                                                                                                             -------------
                                                                                                             $ 11,842,829
                                                                                                             -------------
   Total Municipal Bonds (Identified Cost, $297,555,281) .................................                   $309,807,416
                                                                                                             -------------
Floating Rate Demand Notes -- 2.0%
Uinta County, WY, Pollution Control Rev. (Chevron), due 8/15/20, at Identified Cost    ...      $ 6,400      $  6,400,000
                                                                                                             -------------
   Total Investments (Identified Cost, $303,955,281)  ....................................                   $316,207,416
Other Assets, Less Liabilities -- 1.2%                                                                          3,807,973
                                                                                                             -------------
   Net assets -- 100.0% ..................................................................                   $320,015,389
                                                                                                             =============

 [sec]Indexed security.
 [dbldag][dbldag]Inverse floating rate security.
 +Restricted security.
 [dbldag]Security valued by or at the direction of the Trustees.
 **Non-income producing security -- in default.

                       See notes to financial statements

Statement of Assets and Liabilities (Unaudited) -- April 30, 1997


Assets:
 Investments, at value (identified cost, $303,955,281)  ........................   $316,207,416
 Cash   ........................................................................         78,968
 Receivable for investments sold   .............................................      3,273,104
 Interest receivable   .........................................................      7,182,750
 Other assets    ...............................................................          3,637
                                                                                   --------------
   Total assets    .............................................................   $326,745,875
                                                                                   --------------
Liabilities:
 Distributions payable    ......................................................   $    295,612
 Payable for investments purchased    ..........................................      5,912,137
 Payable to affiliates --
  Management fee    ............................................................          8,253
  Administrative fee   .........................................................            131
  Transfer and dividend disbursing agent fee   .................................         10,024
 Accrued expenses and other liabilities  .......................................        504,329
                                                                                   --------------
   Total liabilities  ..........................................................   $  6,730,486
                                                                                   --------------
Net assets .....................................................................   $320,015,389
                                                                                   ==============
Net assets consist of:
 Paid-in capital    ............................................................   $350,716,986
 Unrealized appreciation on investments  .......................................     12,252,135
 Accumulated net realized loss on investments  .................................    (43,543,563)
 Accumulated undistributed net investment income  ..............................        589,831
                                                                                   --------------
   Total  ......................................................................   $320,015,389
                                                                                   ==============
Shares of beneficial interest outstanding   ....................................    38,489,125
                                                                                   ==============
Net asset value per share (net assets [divided by] shares of beneficial interest       $8.31
  outstanding)                                                                     ==============


                       See notes to financial statements

Statement of Operations (Unaudited) -- Six Months Ended April 30, 1997


Net investment income:
 Interest income  ......................................................    $  13,742,652
                                                                            -------------
 Expenses --
   Management fee   ....................................................    $   1,508,573
   Trustees' compensation    ...........................................           65,371
   Transfer and dividend disbursing agent fee  .........................           59,431
   Administrative fee  .................................................            8,157
   Workout expenditures   ..............................................          184,573
   Custodian fee    ....................................................           78,768
   Auditing fees    ....................................................           30,789
   Postage    ..........................................................           21,554
   Printing   ..........................................................           15,212
   Legal fees    .......................................................           13,959
   Miscellaneous    ....................................................           65,249
                                                                            -------------
     Total expenses   ..................................................    $   2,051,636
   Fees paid indirectly   ..............................................          (20,206)
                                                                            -------------
     Net expenses  .....................................................    $   2,031,430
                                                                            -------------
      Net investment income  ...........................................    $  11,711,222
                                                                            -------------
Realized and unrealized gain (loss) on investments:
 Realized loss on investment transactions (identified cost basis)    ...    $ (11,778,363)
 Change in unrealized appreciation on investments  .....................        2,353,552
                                                                            -------------
   Net realized and unrealized loss on investments   ...................    $  (9,424,811)
                                                                            -------------
     Increase in net assets from operations   ..........................    $   2,286,411
                                                                            =============

                       See notes to financial statements

                      Statement of Changes in Net Assets


                                                                                       Six Months Ended
                                                                                        April 30, 1997         Year Ended
                                                                                          (Unaudited)       October 31, 1996
                                                                                       -----------------   ------------------
Increase (decrease) in net assets:
 From operations --
  Net investment income   ............................................................     $  11,711,222        $ 24,777,694
  Net realized loss on investments    ................................................       (11,778,363)         (7,965,614)
  Net unrealized gain (loss) on investments    .......................................         2,353,552          (1,546,763)
                                                                                           -------------        ------------
    Increase in net assets from operations  ..........................................     $   2,286,411        $ 15,265,317
                                                                                           -------------        ------------
 Distributions declared to shareholders from net investment income  ..................     $ (12,674,309)       $(25,186,035)
                                                                                           -------------        ------------
  Trust share (principal) transactions --
  Net asset value of shares issued to shareholders in reinvestment of distributions        $   1,773,345        $  3,565,996
                                                                                           -------------        ------------
    Total decrease in net assets   ...................................................     $  (8,614,553)       $ (6,354,722)
Net assets:
  At beginning of period  ............................................................       328,629,942         334,984,664
                                                                                           -------------        ------------
  At end of period (including accumulated undistributed net investment income of
   $589,831 and $1,552,918, respectively)   ..........................................     $ 320,015,389        $328,629,942
                                                                                           =============        ============

                       See notes to financial statements

Financial Highlights


                                                              Six Months
                                                                 Ended                     Year Ended October 31,
                                                               April 30,    ---------------------------------------------
                                                                 1997
                                                              (Unaudited)      1996        1995        1994       1993
                                                              ------------- ----------- ---------   ----------  ---------
Per share data (for a share outstanding throughout
 each period):
Net asset value -- beginning of period  .....................  $   8.58      $   8.84    $   8.73   $   9.04    $   8.78
                                                               ---------     --------    --------   ----------  --------
Income from investment operations# --
 Net investment income   ....................................  $   0.31      $   0.66    $   0.68   $   0.68    $   0.75
 Net realized and unrealized gain (loss) on investments      .    (0.25)        (0.26)       0.13      (0.29)       0.21
                                                               ---------     --------    --------   ----------  --------
  Total from investment operations   ........................  $   0.06      $   0.40    $   0.81   $   0.39    $   0.96
                                                               ---------     --------    --------   ----------  --------
Less distributions declared to shareholders from net
 investment income ..........................................  $  (0.33)     $  (0.66)   $  (0.70)  $  (0.70)   $  (0.70)
                                                               ---------     --------    --------   ----------  --------
Net asset value -- end of period  ...........................  $   8.31      $   8.58    $   8.84   $   8.73    $   9.04
                                                               =========     ========    ========   ==========  ========
Per share market value -- end of period    ..................  $   9.38      $   9.38    $   9.50   $   9.13    $  10.00
                                                               =========     ========    ========   ==========  ========
Total return ................................................      3.78%++       4.50%      12.57%     (1.47)%    10.95%
Ratios (to average net assets)/Supplemental data:
 Expenses##  ................................................      1.26%+        1.24%       1.33%      1.31%       1.33%
 Net investment income   ....................................      7.27%+       7.47%        7.66%      7.58%       7.55%
Portfolio turnover    .......................................        12%           13%         14%        22%         14%
Net assets at end of period (000 omitted)  ..................  $320,015      $328,630    $334,985   $327,193    $335,256


Per share data (for a share outstanding
 throughout each period):                             Year Ended October 31,
                                              ---------------------------------------
                                                 1992          1991          1990
                                              ----------- ------------- -------------
Net asset value -- beginning of period    ...  $   8.94   $      9.02   $      9.44
                                               --------   -----------   -----------
Income from investment operations# --
 Net investment income  .....................  $   0.73   $      0.70   $      0.75
 Net realized and unrealized gain (loss)
  on investments  ...........................     (0.17)        (0.05)        (0.41)
                                               --------   -----------   -----------
  Total from investment operations  .........  $   0.56   $      0.65   $      0.34
                                               --------   -----------   -----------
Less distributions declared to
 shareholders from net investment
 income  ....................................  $  (0.72)  $     (0.73)  $     (0.76)
                                               --------   -----------   -----------
Net asset value -- end of period    .........  $   8.78   $      8.94   $      9.02
                                               ========   ===========   ===========
Per share market value -- end of period        $   9.00   $      9.25   $      8.38
                                               ========   ===========   ===========
Total return   ..............................      5.34%       19.88%       (7.87)%
Ratios (to average net assets)/
 Supplemental data:
 Expenses   .................................      1.34%        1.27%         1.21%
 Net investment income  .....................      8.17%        7.79%         8.07%
Portfolio turnover   ........................        17%          21%           19%
Net assets at end of period
 (000 omitted)    ...........................  $323,060   $   325,077   $   325,767



Per share data (for a share outstanding
 throughout each period):                                Year Ended October 31,
                                              --------------------------------------------
                                                   1989          1988           1987*
                                              ------------- ------------- ----------------
Net asset value -- beginning of period    ...  $    9.22    $      8.67   $        9.40
                                               ---------    -----------   ---------------
Income from investment operations# --
 Net investment income  .....................  $    0.76    $      0.75   $        0.65
 Net realized and unrealized gain (loss)
  on investments  ...........................       0.22           0.54           (0.79)
                                               ---------    -----------   ---------------
  Total from investment operations  .........  $    0.98    $      1.29   $       (0.14)
                                               ---------    -----------   ---------------
Less distributions declared to
 shareholders from net investment
 income  ....................................  $   (0.76)   $     (0.74)  $       (0.59)
                                               ---------    -----------   ---------------
Net asset value -- end of period    .........  $    9.44    $      9.22   $        8.67
                                               =========    ===========   ===============
Per share market value -- end of period        $    9.88    $      9.88   $        8.50
                                               =========    ===========   ===============
Total return   ..............................       8.32%        26.11%        (10.10)%+
Ratios (to average net assets)/
 Supplemental data:
 Expenses   .................................       1.28%         1.25%            1.04%+
 Net investment income  .....................       8.15%         8.35%            7.62%+
Portfolio turnover   ........................         16%           37%              58%
Net assets at end of period
 (000 omitted)    ...........................  $ 338,461    $   327,193   $     305,118

 *For the period from the commencement of investment operations, November 25,
  1986, to October 31, 1987.
 #Per share data for the periods subsequent to October 31, 1992, is based on average shares outstanding.
##For fiscal years ending after September 1, 1995. The Fund's expenses are calculated without reduction for fees paid indirectly.
 +Annualized.
++Not annualized.


                       See notes to financial statements

Notes to Financial Statements (Unaudited)

(1) Business and Organization

MFS Municipal Income Trust (the Trust) is a non-diversified, closed-end management company. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended.


(2) Significant Accounting Policies

General -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations -- Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options, and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities, and tend to be more sensitive to economic conditions.

The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly -- The Trust's custodian bank calculates its fee based on the Trust's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions -- The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Trust files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Trust's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions paid by the Trust from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the Trust intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable the Trust to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax-preference item to shareholders. Distributions to shareholders are recorded on the ex-dividend date.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

At October 31, 1996, the Trust, for federal tax purposes, had a capital loss carryforward of $31,565,822, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration, October 31, 1999 ($1,898,227), October 31, 2000 ($4,765,334),
October 31, 2001 ($3,636,033), October 31, 2002 ($7,977,644), October 31, 2003
($4,513,979), and October 31, 2004 ($8,774,605).


(3) Transactions with Affiliates

Investment Adviser -- The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.40% of average daily net assets and 6.32% of investment income.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS. The Trust has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $18,971 for the six months ended April 30, 1997.

Administrator -- Effective March 31, 1997, the Trust has an administrative services agreement with MFS to provide the Trust with certain financial, legal, compliance, shareholder communications, and other administrative services. As a partial reimbursement for the cost of providing these services, the Trust pays MFS an administrative fee up to 0.015% per annum of the Trust's average daily net assets, provided that the administrative fee is not assessed on Trust assets that exceed $3 billion.

Transfer Agent -- MFS Service Center, Inc. (MFSC) acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee and a dividend service fee and will reimburse MFSC for reasonable out-of-pocket expenses. The account maintenance fee is computed as follows:


Total Number of Accounts     Annual Account Fee
--------------------------   -------------------
Less than 75,000                  $9.00
75,000 and over                   $8.00

The dividend service fee is $0.75 per dividend reinvestment and $0.75 per cash infusion.


(4) Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated $38,708,641 and $45,900,762, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:


    Aggregate cost   .....................    $303,955,281
                                              ============
    Gross unrealized appreciation   ......    $ 19,133,234
    Gross unrealized depreciation   ......      (6,881,099)
                                              ------------
      Net unrealized appreciation   ......    $ 12,252,135
                                              ============

(5) Shares of Beneficial Interest

The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares were as follows:


                                                                             Six Months        Year Ended
                                                                           Ended April 30,     October 31,
                                                                                1997             1996
    ------------------------------------------------------------------------------------------------------
    Shares issued to shareholders in reinvestment of distributions   ...      200,016           397,857
                                                                              =======           =======

(6) Quarterly Financial Information (Unaudited)




                                                                               Net Realized and            Net Increase
                                                                               Unrealized Loss        in Net Assets Resulting
Quarterly Period         Investment Income       Net Investment Income          on Investments            from Operations
-------------------   -------------------------------------------------------------------------------------------------------
                                       Per                       Per                        Per                         Per
Fiscal 1997             Amount        Share       Amount        Share       Amount         Share         Amount        Share
-------------------   -------------------------------------------------------------------------------------------------------

January 31   ......   $7,040,572      $0.18     $5,971,154      $0.16     $(4,767,479)     $(0.13)     $1,203,675      $0.03
April 30  .........       6,702,080      0.18       5,740,068      0.15    (4,657,332)      (0.12)         1,082,736      0.03
                       ------------    ------    ------------    ------   ------------     -------      ------------    ------
                        $13,742,652     $0.36     $11,711,222     $0.31   $ (9,424,811)    $ (0.25)      $ 2,286,411     $0.06
                       ============    ======    ============    ======   ============     =======      ============    ======
Fiscal 1996
------------------
January 31   ......     $ 7,161,282     $0.18     $ 6,101,655     $0.16   $ (4,112,032)    $ (0.11)      $ 1,989,623     $0.05
April 30  .........       7,213,357      0.19       6,167,967      0.16    (1,580,129)      (0.03)         4,587,838      0.13
July 31   .........       7,265,805      0.20       6,305,036      0.17    (3,006,927)      (0.08)         3,298,109      0.09
October 31   ......       7,227,530      0.20       6,203,036      0.17      (813,289)      (0.04)         5,389,747      0.13
                       ------------    ------    ------------    ------   ------------     -------      ------------    ------
                        $28,867,974     $0.77     $24,777,694     $0.66   $ (9,512,377)    $ (0.26)      $15,265,317     $0.40
                       ============    ======    ============    ======   ============     =======      ============    ======

                                                                     Net Realized and           Net Increase
                                                                   Unrealized Gain/(Loss)   in Net Assets Resulting
Quarterly Period      Investment Income   Net Investment Income       on Investments           from Operations
------------------  -----------------------------------------------------------------------------------------------
                                   Per                   Per                      Per                      Per
Fiscal 1995            Amount     Share      Amount     Share       Amount       Share       Amount       Share
------------------  -----------------------------------------------------------------------------------------------
January 31   .....    $ 7,475,901   $0.20   $ 6,403,027   $0.17  $ (201,711)  $  (0.01)    $ 6,201,316    $0.16
April 30  ........      7,483,534    0.20     6,386,559    0.17   5,392,067       0.15      11,778,626     0.32
July 31   ........      7,503,734    0.20     6,395,755    0.17     519,974       0.01       6,915,729     0.18
October 31   .....      7,325,091    0.19     6,226,446    0.17    (728,258)     (0.02)      5,498,188     0.15
                     ------------  ------  ------------  ------   ----------   --------    ------------   ------
                      $29,788,260   $0.79   $25,411,787   $0.68  $4,982,072   $   0.13     $30,393,859    $0.81
                     ============  ======  ============  ======   ==========   ========    ============   ======

(7) Line of Credit

The Trust entered into an agreement which enables it to participate with other Funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $400 million, collectively. Borrowings may be made to temporarily finance the repurchase of Trust shares. Interest is charged to each Fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Funds at the end of each quarter. The commitment fee allocated to the Trust for the six months ended April 30, 1997, was $1,434.


(8) Financial Instruments

The Trust also invests in indexed securities whose value may be linked to foreign currencies, interest rates, commodities, indices, or other financial indicators. Indexed securities are fixed-income securities whose proceeds at maturity (principal-indexed securities) or interest rates (coupon-indexed securities) rise and fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself. The following is a summary of such securities held at April 30, 1997:


                                                                                              Unrealized
Description                                        Index        Principal        Value        Appreciation
-----------------------------------------------   -----------   ------------   ------------   -------------
Principal Indexed Securities:
Rochester, MN, Healthcare Facilities Rev.
 (Mayo Medical Foundation), FIRS, 7.81s, 2021     PSA Index     $1,000,000     $1,008,170       $8,170
                                                                                                =======

(9) Restricted Securities

The Trust may invest not more than 10% of its total assets in securities which are subject to legal or contractual restrictions on resale. At April 30, 1997, the Trust owned the following restricted securities (constituting 5.90% of total assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.



                                                                                            Par
                                                                           Date of         Amount
Description                                                              Acquisition   (000 Omitted)      Cost          Value
------------------------------------------------------------------------ ------------- --------------  ------------  ------------
Dade County, FL, Housing Finance Agency, Multi-Family Housing
 (Blackstone), 8.375s, 2002                                                 4/22/94        $5,467        $5,466,500  $ 5,601,850
Dade County, FL, Housing Finance Agency, Multi-Family Housing
 (Silverblue), 8.375s, 2002                                                 4/22/94         3,983         3,982,500    4,081,107
Daphne, AL, Special Care Facilities Financing Authority (Westminster
 Village), 8.25s, 2026                                                     10/28/88           500           500,186      433,740
Eastern Band of Cherokee Indian Community, NC (Carolina Mirror Co.)
 10.25s, 2009                                                              12/10/86         6,540         6,409,197    6,533,068
Eastern Band of Cherokee Indian Community, NC (Carolina Mirror Co.),
 11s, 2012                                                                  2/05/88           650           601,250      649,304
Hannibal, MO, Industrial Development Authority (Hannibal Regional
 Healthcare), 9.5s, 2001                                                    8/28/92         1,500         1,485,521    1,833,150
Troy, NY, Certificates of Participation, Recreational Facilities Rev.,
 9.75s, 2010                                                               12/10/86         1,060         1,060,000      106,000
                                                                                                                     ------------
                                                                                                                     $19,238,219
                                                                                                                     ============

MFS[RegTM] Municipal Income Trust

Trustees

A. Keith Brodkin*
Chairman and President

Richard B. Bailey* (2)
Private Investor; Former Chairman and
Director (until 1991), Massachusetts
Financial Services Company;
Director, Cambridge Bancorp;
Director, Cambridge Trust Company

Peter G. Harwood(1)
Private Investor

J. Atwood Ives(2)
Chairman and Chief Executive Officer,
Eastern Enterprises

Lawrence T. Perera(2)
Partner, Hemenway & Barnes

William J. Poorvu(1)
Adjunct Professor, Harvard University
Graduate School of Business
Administration

Charles W. Schmidt(2)
Private Investor

Arnold D. Scott *
Senior Executive Vice President,
Director and Secretary,
Massachusetts Financial
Services Company

Jeffrey L. Shames*
President and Director,
Massachusetts Financial
Services Company

Elaine R. Smith(2)
Independent Consultant

David B. Stone(1)(2)
Chairman, North American
Management Corp.
(investment advisers)


Portfolio Manager
Cynthia M. Brown*

Treasurer
W. Thomas London*

Assistant Treasurer
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Transfer Agent,
Registrar and Dividend

Disbursing Agent
MFS Service Center, Inc.
P.O. Box 9024
Boston, MA 02205-9824
1-800-637-2304

Custodian
State Street Bank and
Trust Company

Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116-3741







* Affiliated with the Investment Adviser
(1) Member of Audit Committee
(2) Member of Portfolio Trading Committee



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